Financial Instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
19	FINANCIAL INSTRUMENTS

i)	Financial risk management

The Group has exposure to the following risks from its use of financial instruments:

●	credit risk;

●	liquidity risk; and

●	market risk

This note presents information about the Group’s exposure to each of the above risks, the Group’s objectives, policies and processes for measuring and managing risk, and the Group’s management of capital.

a)	Risk management framework

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. Group management establishes policies and procedures around risk identification, measurement and management; and setting and monitoring risk limits and controls, in accordance with the objectives and underlying principles in the risk management framework approved by the Board of Directors. Risk management policies and procedures are reviewed regularly to reflect changes in market conditions and the Group’s activities.

b)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s trade receivables, prepayment other current assets and cash.

At the end of each reporting period, the Group’s maximum exposure to credit risk which will cause a financial loss to the Group due to failure to discharge an obligation by the counterparties arises from the carrying amount of the respective recognized financial assets as stated in the statements of financial position.

In order to minimize credit risk, the Group has delegated its finance team to develop and maintain the Group’s credit risk grading to categorize exposures according to their degree of risk of default. The finance team uses publicly available financial information assesses the financial strength of its customers and the Group’s own historical repayment records to rate its major customers and debtors. as a consequence, the Group believes that its accounts receivable credit risk exposure is limited.

In addition, the Company has a sizable customer base which minimizes the concentration of credit risk and the aggregate value of transactions concluded is spread amongst approved counterparties. The Company does not have any customers’ receivable which account for more than 10% of total accounts receivable. No impairment losses on financial assets were recognized in profit or loss for the years ended December 31, 2023 and 2022.

The aging of trade receivables and prepayments and other current assets were as follows:

	Total	Current (≤ 30 days)	31-60 days	61-90 days	≥91 days
Trade receivables	4,155,737	3,420,967	439,602	104,473	190,695
As at December 31, 2022	4,155,737	3,420,967	439,602	104,473	190,695

Trade receivables	7,037,942	5,767,145	625,375	238,034	407,388
As at December 31, 2023	7,037,942	5,767,145	625,375	238,034	407,388

Trade receivables factoring program

A subsidiary of the Company in Singapore has an agreement to factor, on a limited recourse basis, certain of its trade receivables up to a limit of S$4.5 million in exchange for advanced funding up to 90% of the principal value of the invoice as of December 31, 2023. The Company is charged a service fee of 0.35% based on the face value of the invoices assigned and interest rate of 7.00% per annum, based on the number of days between the funds release date and customer payment date. The program is utilized to provide sufficient liquidity to support its international operating cash needs. Upon transfer of the trade receivables, the Company receives cash proceeds and continues to service the trade receivables on behalf of the third-party financial institution. The program does not meet the derecognition requirements in accordance with IFRS 9, Financial Instruments as the Company retained substantially all the risks and rewards of ownership upon the factoring of a trade receivable. These proceeds are classified as cash flows from operating activities in the statement of cash flows.

The Group does not have collateral in respect of outstanding trade receivables. The Group does not have trade receivables for which no allowance is recognized because of collateral.

The exposure to credit risk for trade receivables at the reporting date by geographic region was as follows:

	Net carrying amount as at December 31,
	2023	2022
	USD	USD
Singapore	6,130,586	3,964,711
Malaysia	907,356	191,026
Total	7,037,942	4,155,737

c)	Liquidity risk

Risk management policy

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s objective when managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

Management monitors rolling forecasts of the Group’s cash on the basis of expected cash flows. This is generally carried out by operating companies of the Group in accordance with practice and limits set by the Group. These limits vary by location to take into account the liquidity of the market in which the entity operates. In addition, the Group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets necessary to meet these.

The Group monitors its liquidity risk and maintains a level of cash balances deemed adequate by management to finance the Group’s operations and to mitigate the effects of fluctuation in cash flows

As part of their overall liquidity management, the Group maintains sufficient levels of funds to meet its working capital requirements and financed mainly through the trade receivable factoring program and long-term guaranteed bank loans (see Note 10).

The following are the contractual maturities of financial liabilities considered in the context of the Group’s liquidity risk management strategy. The amounts are gross and undiscounted and include contractual interest payments.

For the years ending December 31,	2024	2025	2026	2027	2028	Thereafter	Total	Imputed interests	Carrying amount as of December 31, 2023
	USD	USD	USD	USD	USD	USD	USD	USD	USD
Financial liabilities
Guaranteed bank loans	762,332	398,609	119,429	27,856	10,119	–	1,318,345	77,822	1,240,523
Trade and other payables	2,996,636	–	–	–	–	–	2,996,636	-	2,996,636
Lease obligation	74,536	14,014	1,544	–	–	–	90,094	5,772	84,322
Total contractual obligations	3,833,504	412,623	120,973	27,856	10,119	–	4,405,075	83,594	4,321,481

d)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

Interest rate risks

The Group is exposed to interest rate risk as the Group has bank loans which are interest bearing. The interest rates and terms of repayment of the loans are disclosed in the notes to the financial statements. The Group currently does not have an interest rate hedging policy.

Interest rate sensitivity analysis

The sensitivity analysis below has been determined based on the exposure to interest rate for non-derivative instruments at the end of year end. A 100-basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

If interest rates on guaranteed bank loans had been 100 basis points higher/lower and all other variables were held constant, the Group’s post-tax profit for the year would decrease/increase by approximately $10,792 (2022: $7,273).

Foreign exchange risk

The Group mainly operates in Singapore with majority of the transactions settled in SGD and USD. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the respective entities’ functional currencies.

Since SGD is pegged with USD, there are no significant foreign currency exposure for USD dominated financial assets and liabilities.

ii)	Capital management

The Group’s objectives in managing capital are to ensure that the Group will be able to continue as a going concern and to maintain an optimal capital structure so as to enable it to execute business plans and to maximize shareholder value. The Group defines “capital” as including all components of equity and external borrowings.

The capital management strategy translates into the need to ensure that at all times the Group has the liquidity and cash to meet its obligations as they fall due while maintaining a careful balance between equity and debt to finance its assets, day-to-day operations and future growth. Having access to flexible and cost-effective financing allows the Group to respond quickly to opportunities.

The Group’s capital structure is reviewed on an ongoing basis with adjustments made in light of changes in economic conditions, regulatory requirements and business strategies affecting the Group. The Group balances its overall capital structure by considering the costs of capital and the risks associated with each class of capital. In order to maintain or achieve an optimal capital structure, the Group may issue new shares from time to time, retire or obtain new borrowings or adjust the asset portfolio.

iii)	Accounting classification and fair values

The fair values of the Group’s financial instruments (other than convertible loan initially measured at fair value) approximate their carrying amounts due to the short-term maturity of these instruments.

The liability component of the convertible loan is recognized initially at the fair value of a similar liability that does not have an equity conversion option, which was measured using Level 3 fair value.

The following table show the valuation techniques used in measuring Level 3 fair values for the convertible loan in the statement of financial position, as well as the significant unobservable inputs used.

	Valuation technique	Significant unobservable inputs	Inter-relationship between significant unobservable inputs
Liability
Convertible loan	Discounted cash flows: The valuation model considers the present value of expected payments, discounted using a risk-adjusted discount rate.	The interest rate for the long-term borrowings without conversion right, which is 8.26% assessed by the management.	The interest rate will impact the cash flow for the following periods

The Group used the interest rate for the long-term borrowings without conversion right to calculate the cash flow, based on which, the Group determined the fair value of the liability component using the present value.

During the years ended December 31, 2023, 2022 and 2021, there were no transfers among instruments in level 1, level 2 or level 3.